                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

      Filed by the registrant /X/
      Filed by a party other than the registrant / /

      Check the appropriate box:
      / /        Preliminary proxy statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (c) (2))
      /X/        Definitive proxy statement
      / /        Definitive additional materials
      / /        Soliciting material pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                 INTERNET.COM CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of filing fee (Check the appropriate box):

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6
           (i) (I) and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, schedule or registration statement no.:
                ----------------------------------------------------------
           (3)  Filing party:
                ----------------------------------------------------------
           (4)  Date filed:
                ----------------------------------------------------------

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2000

Dear Stockholders:

    You are hereby cordially invited to attend the 2000 Annual Meeting of Stockholders of internet.com Corporation, a Delaware corporation, at the offices of Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York on
May 15, 2000, at 10:00 a.m. local time. This meeting is being held for the following purposes:

    1. To elect five directors to the Board of Directors of internet.com Corporation with terms expiring at the Annual Meeting of Stockholders to be held in 2001 or until their successors are duly elected.

    2. To approve an amendment to the internet.com Corporation 1999 Stock Incentive Plan to increase the number of shares of internet.com Corporation common stock available for grant pursuant to the exercise of options thereunder by 4,000,000 shares.

    3. To approve the appointment of Arthur Andersen LLP, independent accountants, to act as independent auditors for internet.com Corporation for the fiscal year ending December 31, 2000.

    4. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on March 17, 2000 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

                             YOUR VOTE IS IMPORTANT

    Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

                                          By Order of the Board of Directors,

                                          [LOGO]

                                          Alan M. Meckler

                                          Chairman of the Board

                                          and Chief Executive Officer

Dated: April 12, 2000

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 15, 2000

    The Board of Directors of internet.com Corporation (the "Company") is soliciting proxies from the Company's stockholders for the 2000 Annual Meeting of Stockholders to be held on May 15, 2000.

    You are entitled to vote at the meeting if you were a stockholder of record at the close of business on March 17, 2000. On April 12, 2000, the Company began mailing to all such stockholders a proxy card, this proxy statement and the Company's 1999 Annual Report. On March 17, 2000, there were 25,086,520 shares of the Company's common stock outstanding, which are the only shares of the Company's stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

    Your signed proxy card will appoint each of Alan M. Meckler and Christopher
S. Cardell as proxy holders, or your representatives, to vote your shares.

    If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares:

        (i) FOR all of the nominees for director listed on pages 2 and 3;

        (ii) FOR the proposed amendment to the internet.com Corporation 1999 Stock Incentive Plan described herein; and

       (iii) FOR the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending December 31, 2000.

    The proxy card permits you to direct the proxy holders to:

        (i) withhold your votes from particular nominees;

        (ii) vote "for" or "against" or "abstain" from voting on the proposed amendment to the Stock Incentive Plan referred to above; and

       (iii) vote "for" or "against" or "abstain" from voting on the appointment of the auditors referred to above.

    Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

    internet.com Corporation
    23 Old Kings Highway South
    Darien, Connecticut 06820
    Attn: Corporate Secretary

    If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

    The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

    As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

    No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the "yes" vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the "yes" vote of a plurality of such shares.

    Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes "for" or "against" any item.

    A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 501 Fifth Avenue, Third Floor, New York, New York 10017, by contacting the Secretary of the Company.

                         ITEM 1. ELECTION OF DIRECTORS

    Item 1 is the election of all five members of the Company's Board of Directors. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until his successor has been elected, or until his death, resignation or retirement.

    The Board of Directors has proposed the following nominees for election as directors with terms expiring in 2001 at the Annual Meeting: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach and William A. Shutzer.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

    The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held their present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships between any nominee, director or executive officer of the Company. References below to the nominees' respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company's predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

                                                         PRINCIPAL OCCUPATION OR
NAME                            AGE                   OCCUPATIONS AND DIRECTORSHIPS
----                          --------   --------------------------------------------------------
Alan M. Meckler.............     54      Alan M. Meckler has been a director, Chairman of the
                                         Board and Chief Executive Officer of the Company since
                                         its inception. Previously, Mr. Meckler had been Chairman
                                         of the Board and Chief Executive Officer of Mecklermedia
                                         Corporation since December 1993 and had been President
                                         and a director from 1971 through November 1997. Mr.
                                         Meckler also held the office of Chairman of the Board of
                                         Mecklermedia since 1971, and was the only person to have
                                         held the offices of Chairman of the Board or Chief
                                         Executive Officer since Mecklermedia's founding.

                                                         PRINCIPAL OCCUPATION OR
NAME                            AGE                   OCCUPATIONS AND DIRECTORSHIPS
----                          --------   --------------------------------------------------------
Christopher S. Cardell......     40      Christopher S. Cardell has been a director, President
                                         and Chief Operating Officer of the Company since its
                                         inception. Previously, Mr. Cardell was President and
                                         Chief Operating Officer of Mecklermedia since November
                                         1997, and a director since February 1997. Prior to
                                         November 1997, Mr. Cardell held the office of Executive
                                         Vice President, Chief Operating Officer and Chief
                                         Financial Officer of Mecklermedia. He joined
                                         Mecklermedia as Senior Vice President and Chief
                                         Financial Officer in January 1996. Prior to that time,
                                         Mr. Cardell was a Senior Manager with Arthur Andersen
                                         LLP.

Michael J. Davies...........     55      Michael J. Davies has been a director of the Company
                                         since its inception. Mr. Davies has been President of
                                         Fox Hill Consulting LLC since February 1998 and a
                                         director of PROVANT Inc. since April 1998. He was a
                                         special limited partner with American Business Partners
                                         from July 1997 to April 1998. Prior to that he was a
                                         Managing Director, Corporate Finance, of the investment
                                         bank Legg Mason Wood Walker, Incorporated since 1993.
                                         Before joining Legg Mason, Mr. Davies was the Publisher
                                         of the Baltimore Sun between 1990 and 1993. Mr. Davies
                                         was also a director of Mecklermedia from January 1996
                                         until it was acquired by Penton Media in November 1998.

Gilbert F. Bach.............     68      Gilbert F. Bach has been a director of the Company since
                                         its inception. Mr. Bach retired on January 1, 1997 from
                                         Lehman Bros., where he held various positions from 1979
                                         through 1996, most recently as a Managing Director. From
                                         1955 to 1979, Mr. Bach held various positions at Hirsch
                                         & Co. and Loeb Rhoades & Co. Mr. Bach was also a
                                         director of Mecklermedia from February 1997 until it was
                                         acquired by Penton Media in November 1998.

William A. Shutzer..........     53      William A. Shutzer has been a director of the Company
                                         since January 2000. Mr. Shutzer has been a Partner of
                                         Thomas Weisel Partners since September 1999. He has been
                                         a director of Tiffany & Co. since 1984 and The Fortress
                                         Group since 1996 and a director on the Advisory Board of
                                         the E&J Gallo Winery since 1999. Mr. Shutzer was
                                         Executive Vice President of Furman Selz, an investment
                                         bank, from March 1994 to March 1996, President from
                                         April 1996 to September 1997 and Chairman of the
                                         investment banking group of ING Furman Selz from October
                                         1997 to August 1999. Prior to that Mr. Shutzer was
                                         employed at the investment bank Lehman Bros. from August
                                         1972 to February 1994, most recently as a Managing
                                         Director.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR, MOST HIGHLY COMPENSATED
  EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

    The following table sets forth, as of March 31, 2000, information with respect to the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director) and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                                                                          AMOUNT AND
                                                                          NATURE OF
NAME OF                                             ADDRESS OF            BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                                 BENEFICIAL OWNER         OWNERSHIP     CLASS(1)
----------------                                 ----------------         ----------   ----------
Alan M. Meckler..........................  c/o internet.com Corporation   12,977,850(2)    51.7%
                                           23 Old Kings Highway South
                                           Darien, CT 06820

Christopher S. Cardell...................  c/o internet.com Corporation      441,889       1.8%
                                           23 Old Kings Highway South
                                           Darien, CT 06820

Christopher J. Baudouin..................  c/o internet.com Corporation       74,439(3)       *
                                           23 Old Kings Highway South
                                           Darien, CT 06820

Michael J. Davies........................  15925 Old York Road                   500         *
                                           Monkton, MD 21111

Gilbert F. Bach..........................  75 East End Avenue                  5,000         *
                                           New York, NY 10028

William A. Shutzer.......................  520 East 86(th) Street            405,397       1.6%
                                           New York, NY 10028
All directors and executive officers
  as a group (six persons)...............                                 13,905,075      55.4%

------------------------

*   Less than one percent

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 1,443,215 shares held in trusts established for the benefit of Mr. Meckler's four children and over which Mr. Meckler exercises investment control and 50,000 shares donated by Mr. Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee.

(3) Includes 500 shares held in a trust for the benefit of Mr. Baudouin's child. Mr. Baudouin exercises investment control over this trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF MARCH 31, 2000

                                                                          AMOUNT AND
                                                                          NATURE OF
NAME OF                                             ADDRESS OF            BENEFICIAL   PERCENT OF
BENEFICIAL OWNER                                 BENEFICIAL OWNER         OWNERSHIP     CLASS(1)
----------------                                 ----------------         ----------   ----------
Penton Media, Inc........................  1100 Superior Avenue, N.E.      2,973,383(2)    11.9%
                                           Cleveland, OH 44114

------------------------

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, includingdisposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Penton Media's beneficial ownership set forth above is based on the record ownership of these shares by Internet World Media, Inc., which is a wholly-owned subsidiary of Penton Media, Inc.

              FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    The Board of Directors has established a Compensation Committee and an Audit Committee, the current members of which are as follows:

COMPENSATION COMMITTEE                 AUDIT COMMITTEE
----------------------                 ---------------
Michael J. Davies                      Michael J. Davies
Gilbert F. Bach                        Gilbert F. Bach
William A. Shutzer                     William A. Shutzer

Mr. Shutzer became a director in January 2000, and has served on both the Compensation Committee and the Audit Committee since joining the Board.

COMPENSATION COMMITTEE

    The Compensation Committee reviews and approves the compensation and benefits for the Company's key executive officers, administers the Company's employee benefit plans and makes recommendations to the Board regarding such matters. The Compensation Committee met one time during the fiscal year ended December 31, 1999.

AUDIT COMMITTEE

    The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, and to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services. The Audit Committee met one time during the fiscal year ended December 31, 1999.

DIRECTORS' ATTENDANCE

    The Board of Directors met two times during the fiscal year ended
December 31, 1999. All of the incumbent directors, with the exception of Mr. Shutzer, who joined the Board in January 2000, attended all of the Board of Directors' meetings and all of the meetings of each committee on which each such director serves.

                               EXECUTIVE OFFICERS
    In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an Executive Officer of the Company.

NAME                                       AGE                      POSITION WITH COMPANY
----                                     --------                   ---------------------
Christopher J. Baudouin................     32      Christopher J. Baudouin has been Chief Financial
                                                    Officer of the Company since its inception. Mr.
                                                    Baudouin served as Chief Financial Officer of
                                                    Mecklermedia since June 1998. He joined Mecklermedia
                                                    as Controller in June 1997. Prior to that time, Mr.
                                                    Baudouin was a Manager with Arthur Andersen LLP.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
    Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings. Other directors are paid an annual stipend of $4,000. For each Board meeting they attend, these other directors receive $1,000 and are reimbursed for their expenses incurred in connection with the meeting. In addition, each of these other directors received, upon becoming a director, options for 5,000 shares of Common Stock, which vest over a period of three years. Each of these other directors will also receive options for 1,000 shares of Common Stock, which also vest over a period of three years, for each year of service as a director. Michael J. Davies and Gilbert F. Bach each earned $4,082 in stipends for the period from the Company's inception through December 31, 1999, and for attending Board meetings in 1999.
    The following table sets forth, for the last fiscal year and for the period from inception (November 24, 1998) through December 31, 1998, cash and certain other compensation paid or accrued by the Company for the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to or accrued by the Company for the President and Chief Operating Officer and the Chief Financial Officer of the Company. Other than Alan M. Meckler, Christopher S. Cardell and Christopher J. Baudouin (collectively, the "Named Executive Officers"), no executive officer of the Company received total salary and bonus during fiscal year 1999 in excess of $100,000. The Company has employment agreements with Christopher S. Cardell and Christopher J. Baudouin which provide for up to one year of severance in the event of termination of employment.
                           SUMMARY COMPENSATION TABLE

                                                                                          LONG TERM
                                                                                         COMPENSATION
                                                                ANNUAL                      AWARDS
                                                             COMPENSATION            --------------------
                                                        -----------------------      NUMBER OF SECURITIES
NAME AND PRINCIPAL POSITION                               YEAR        SALARY($)       UNDERLYING OPTIONS
---------------------------                             --------      ---------      --------------------
Alan M. Meckler.......................................    1999         123,077(2)          300,000
  Chairman and Chief Executive Officer                    1998(1)       12,164           None
Christopher S. Cardell................................    1999         178,077(3)           75,000
  President and Chief Operating Officer                   1998(1)       17,740           None
Christopher J. Baudouin...............................    1999         119,654(4)           20,000
  Chief Financial Officer                                 1998(1)       12,164           None

------------------------
(1) Represents the period from inception (November 24, 1998) through December 31, 1998.
(2) Mr. Meckler's current salary is $195,000.
(3) Mr. Cardell's current salary is $195,000.

(4) Mr. Baudouin's current salary is $150,000.

    The following table sets forth stock options granted during the fiscal year ended December 31, 1999 to the Company's Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS                                      POTENTIAL REALIZABLE VALUE
                          ------------------------------                                       AT ASSUMED
                           NUMBER OF        PERCENT OF                                    ANNUAL RATES OF STOCK
                          SECURITIES       TOTAL OPTIONS                                 PRICE APPRECIATION FOR
                          UNDERLYING        GRANTED TO     EXERCISE OR                       OPTION TERM(8)
                            OPTIONS        EMPLOYEES IN     BASE PRICE    EXPIRATION   ---------------------------
NAME                      GRANTED (#)       FISCAL YEAR    ($/SHARE)(7)      DATE          5%             10%
----                      -----------      -------------   ------------   ----------   -----------   -------------
Alan M. Meckler.........    200,000(1)         17.3%           $15.40       6/25/04     $850,947      $1,880,371
                            100,000(2)          8.6%           $14.75        9/7/04     $407,421      $  900,295

Christopher S.
  Cardell...............     50,000(3)          4.3%           $14.00       6/25/09     $440,226      $1,115,620
                             25,000(4)          2.2%           $13.41        9/7/09     $210,774      $  534,143

Christopher J.
  Baudouin..............     15,000(5)          1.3%           $14.00       6/25/09     $132,068      $  334,686
                              5,000(6)          0.4%           $13.41        9/7/09     $ 42,155      $  106,829

------------------------

(1) Of these, 66,666 options become exercisable on June 25, 2000; 66,667 options become exercisable on June 25, 2001; and 66,667 options become exercisable on June 25, 2002.

(2) Of these, 33,333 options become exercisable on September 7, 2000; 33,333 options become exercisable on September 7, 2001; and 33,334 options become exercisable on September 7, 2002.

(3) Of these, 16,666 options become exercisable on June 25, 2000; 16,667 options become exercisable on June 25, 2001; and 16,667 options become exercisable on June 25, 2002.

(4) Of these, 8,333 options become exercisable on September 7, 2000; 8,333 options become exercisable on September 7, 2001; and 8,334 options become exercisable on September 7, 2002.

(5) Of these, 5,000 options become exercisable on June 25, 2000; 5,000 options become exercisable on June 25, 2001; and 5,000 options become exercisable on June 25, 2002.

(6) Of these, 1,666 options become exercisable on September 7, 2000; 1,667 options become exercisable on September 7, 2001; and 1,667 options become exercisable on September 7, 2002.

(7) The exercise price per share of each option granted to Messrs. Cardell and Baudouin was equal to the fair market value of the Company's Common Stock on the date of grant. The exercise price per share of each option granted to Mr. Meckler was equal to 110% of the fair market value of the Company's Common Stock on the date of grant.

(8) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration dates. These assumptions are not intended to forecast future appreciation of our stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

    The following table sets forth information for the Company's Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company's Common Stock and year-end option holdings.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                   NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                  UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                        OPTIONS AT              OPTIONS AT
                                       SHARES                        FISCAL YEAR END         FISCAL YEAR END
                                    ACQUIRED ON       VALUE          (#) EXERCISABLE/        ($) EXERCISABLE/
NAME                                EXERCISE (#)   REALIZED ($)       UNEXERCISABLE           UNEXERCISABLE
----                                ------------   ------------   ----------------------   --------------------
Alan M. Meckler...................           --            --              --/300,000         --/$11,120,340
Christopher S. Cardell............           --            --               --/75,000         --/$2,883,600
Christopher J. Baudouin...........           --            --               --/20,000          --/$767,970

    During the fiscal year ended December 31, 1999, employees of the Company exercised options to purchase an aggregate of 9,520 shares of the Company's Common Stock.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors ("Compensation Committee") determines and reviews the compensation of the Company's Chief Executive Officer and the President and Chief Operating Officer. It also reviews and approves any employment, severance or similar agreements for those individuals. The Compensation Committee is charged with fixing, on an annual basis, the compensation of the Chief Executive Officer and the President and Chief Operating Officer, subject to the approval of the Board, and reviewing and recommending to the Board any employment, severance or similar agreements for these individuals. The entire Board determines the amount, if any, of the Company's contributions pursuant to its 401(k) Plan. While other compensation decisions generally are not submitted to the Board, the Board has the ultimate power and authority with respect to compensation matters.

    The members of the Compensation Committee reviewed salaries paid to the Named Executive Officers in 1999 and approved salary increases for fiscal 2000.

    The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company's executive officers.

    The key components of executive officer compensation are base salary and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for fiscal 1999 follows.

    BASE SALARY. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual's performance, the Company's performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

    STOCK OPTIONS. The Company's Stock Incentive Plan is intended to provide executives with the promise of longer term rewards which appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

    OTHER COMPENSATION. The executive officers also participate in the Company's 401(k) plan as well as the medical, life and disability insurance plans available to all employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company, and proposals for additional compensation to him are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler's performance, the Company's performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 1999, and the compensation earned by other chief executive officers of companies of comparable size during the previous year.

                  COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS Michael J. Davies
                  Gilbert F. Bach
                  William A. Shutzer

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee makes all compensation decisions. No interlocking relationship exists between the board or compensation committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return of an investment in the Company's Common Stock with an investment in the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and the Chase H&Q Internet Index (the "Peer Group Index"). The S&P 500 Index includes 500 United States companies in the industrial, transportation, utilities, and financial sectors and is weighted by market capitalization. The graph covers the period beginning June 25, 1999, the date of the Company's initial public offering, to December 31, 1999, and depicts the results of investing $100 in each of the Company's Common Stock, the S&P 500 Index and the Peer Group Index at closing prices on December 31, 1999, assuming that all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          6/25/99  6/30/99  9/30/99  12/31/99
internet.com Corporation     $100    89.74   101.17    374.39
Chase H&Q Internet Index     $100   112.54   115.33    208.91
S&P 500 INDEX                $100   104.36    97.81    112.35

    The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

                              CERTAIN TRANSACTIONS

FORMATION TRANSACTIONS

    internet.com LLC (the predecessor business to the Company) was formed as part of the acquisition of Mecklermedia Corporation by Internet World
Media, Inc., a wholly-owned subsidiary of Penton Media, Inc. (a publicly-owned corporation), in November 1998. During the negotiation of this acquisition, Penton Media indicated that it did not wish to retain all of iWorld Corporation, Mecklermedia's Internet business, because it believed that the Internet business was inconsistent with its planned strategic direction. However, Penton Media indicated that it wanted Internet World Media to maintain a minority interest in the Internet business due to its belief that the Internet business had the potential to become profitable in the future. As a result, Alan M. Meckler, Mecklermedia's Chairman and Chief Executive Officer, agreed to purchase an 80.1% interest in the Internet business from Internet World Media for a total of $18.0 million in cash immediately following the acquisition of Mecklermedia by Internet World Media. On November 24, 1998, Mecklermedia was acquired by Internet World Media in an all-cash tender offer. Following its purchase of Mecklermedia, Internet World Media caused iWorld Corporation to be merged into internet.com LLC, a newly-formed Delaware limited liability company. Internet World Media then sold 80.1% of its membership interest in internet.com LLC to Alan M. Meckler (including four trusts for the benefit of his children) for a total of $18.0 million in cash and a warrant valued at $284,000. Internet World Media retained a 19.9% interest in internet.com LLC and a warrant to acquire up to an additional 128 membership units in internet.com LLC (representing 2,075,634 shares of Common Stock) for up to $3.0 million which was exercised in full by Internet World Media immediately prior to the Company's initial public offering in June 1999.

    In March 1999, internet.com LLC sold additional membership units to Internet World Media and to several additional investors, some of whom are employees, officers or directors of the Company. In addition, in March 1999, internet.com LLC granted 49.33, or 4%, of internet.com LLC's total membership units at the time to 15 of its employees, 4.63 of which units were granted to one employee, subject to vesting requirements which were never satisfied. The following table summarizes the number of units sold in March 1999, the number of shares of Common Stock into which those units were converted immediately prior to the consummation of the Company's initial public offering, and the resulting price per share upon conversion:

       NUMBER             SHARES OF COMMON      PRICE PER SHARE
    OF UNITS SOLD       STOCK UPON CONVERSION   UPON CONVERSION
---------------------   ---------------------   ---------------
        56.02                  908,475               $2.47

    The units purchased by Internet World Media and by internet.com LLC's employees, officers and directors in this transaction were purchased at the same price as the price internet.com LLC had negotiated with its four unaffiliated new investors. Christopher S. Cardell, the Company's President and Chief Operating Officer, purchased 3.75 of these units, which converted to 60,810 shares of Common Stock at a price of $2.47 per share. Christopher J. Baudouin, the Company's Chief Financial Officer, purchased 0.88 of these units, which converted to 14,189 shares of Common Stock at a price of $2.47 per share. The remaining employees purchased in the aggregate 5.875 of these units, which converted to 95,268 shares of Common Stock at a price of $2.47 per share.

    The following table summarizes the number of units granted to internet.com LLC's employees in March 1999, the number of shares of Common Stock into which those units were converted immediately prior to the consummation of the Company's initial public offering and the resulting aggregate value upon conversion:

      NUMBER OF           SHARES OF COMMON      AGGREGATE VALUE
    UNITS GRANTED       STOCK UPON CONVERSION   UPON CONVERSION
---------------------   ---------------------   ---------------
        44.70                  725,000             $7,975,000

    Christopher S. Cardell, the Company's President and Chief Operating Officer, was granted 18.50 of these units, which converted to 300,000 shares of Common Stock at a total value of $3.3 million. Christopher J. Baudouin, the Company's Chief Financial Officer, was granted 3.47 of these units, which converted to 56,250 shares of Common Stock at a total value of $618,750. The remaining employees were granted in the aggregate 22.73 of these units, which converted to 368,750 shares of Common Stock at a total value of approximately $4.1 million.

    REGISTRATION RIGHTS AGREEMENT. On November 24, 1998, internet.com LLC entered into a registration rights agreement with Internet World Media. As a result, Internet World Media has "piggyback" registration rights if the Company registers any of its equity securities under the Securities Act.

    SERVICES AGREEMENT. On November 24, 1998, internet.com LLC entered into a Services Agreement with Penton Media and Internet World Media. Penton Media and Internet World Media provide the Company with a royalty-free license to use intellectual property and promotional, advertising and display rights, and the Company provides to Penton Media and Internet World Media a royalty-free license to use intellectual property, advertising rights on the Company's network of Web sites and related Internet media properties, and the inclusion of back issues of INTERNET WORLD and BOARDWATCH print publications on the Company's network.

    TRADEMARK CO-LICENSE AGREEMENT. On November 24, 1998, internet.com LLC entered into a Trademark Co-License Agreement with Internet World Media. Internet World Media provides the Company with a royalty-free license to use several of its trademarks in connection with the Company's inclusion of those trademarks on its network. The Company provides Internet World Media with a royalty-free license to use several of the Company's trademarks in Internet World Media's INTERNET WORLD, BOARDWATCH and DIRECTORY OF INTERNET SERVICE PROVIDERS print publications, at Internet World Media's Internet World and ISPCON trade shows and conferences, and in promotional materials for those print publications, trade shows and conferences.

    COPYRIGHT CO-LICENSE AGREEMENT. On November 24, 1998, internet.com LLC entered into a Copyright Co-License Agreement with Internet World Media. Internet World Media provides the Company with a royalty-free license to use several of its copyrights in connection with the Company's inclusion of those copyrights and material protected by those copyrights on the Company's network. The Company provides Internet World Media with a royalty-free license to use several of the Company's copyrights and the material protected by those copyrights in Internet World Media's INTERNET WORLD, BOARDWATCH and DIRECTORY OF INTERNET SERVICE PROVIDERS print publications.

OFFICE LEASES

    From inception until November 19, 1999, the Company (including internet.com
LLC) occupied space in Penton Media facilities in Westport, Connecticut to house its corporate headquarters and in Burlingame, California to house a portion of its sales force. Rent expense was $84,000 for the use of these locations for the period from inception (November 24, 1998) through December 31, 1999. The Company was obligated to pay a proportionate share of all electricity, heating, ventilation and air conditioning costs for these premises. These leases were governed by the Services Agreement between internet.com LLC and Penton Media; internet.com LLC had not executed separate leases with Penton Media regarding these premises.

VENTURE CAPITAL FUNDS

    The Company organized and is the portfolio manager of internet.com Venture Fund I LLC, a $5.0 million venture capital fund formed on April 12, 1999, and internet.com Venture Fund II LLC, a $15.0 million venture capital fund formed on November 7, 1999, both of which invest in early-stage content-based Internet properties that are not competitive with the Company. The Company earns management fees for the day to day operation and general management of the funds. The Company is also entitled to 20% of the realized gains on investments made by these funds. The Company invested $700,000 in the initial fund, which is now fully invested, and invested $1.5 million in the second fund, a significant portion of which is now invested. The remaining $4.3 million in the initial fund and $13.5 million in the second fund were invested by third party investors. To date, the Company has generated minimal revenues from these funds.

FOLLOW-ON PUBLIC OFFERING

    On February 1, 2000, the Company completed a follow-on public offering of 3,750,000 shares of Common Stock priced at $60.00 per share. 1,750,000 shares were sold by the Company and 2,000,000 shares were sold by Penton Media.

                      ITEM 2. APPROVAL OF AMENDMENT TO THE
               INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN

    On April 15, 1999, the Board of Directors adopted the Company's 1999 Stock Incentive Plan (the "Incentive Plan"), under which 2,000,000 shares of Common Stock were reserved for issuance. As of February 23, 2000, the Board amended and restated the Incentive Plan (as amended and restated, the "Amended Incentive Plan"), subject to stockholder approval, to increase the number of shares of Common Stock available for issuance under the Incentive Plan by 4,000,000 shares from 2,000,000 to 6,000,000.

    The Company is seeking stockholder approval of the Amended Incentive Plan in order to comply with the requirements of Sections 162(m) and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the requirements of the Nasdaq Stock Market. The following summary of the Amended Incentive Plan is qualified in its entirety by express reference to the text of the Amended Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission (the "SEC"). Under the Amended Incentive Plan, options may be granted which are qualified as "incentive stock options" within the meaning of
Section 422 of the Code ("ISOs") and which are not so qualified ("NQSOs") (collectively, "Options"). In addition, restricted shares of Common Stock ("Restricted Stock") and other Common Stock-based awards may be granted (collectively or individually, "Awards").

PURPOSE AND ELIGIBILITY

    The purpose of the Amended Incentive Plan is to promote the long-term financial success of the Company by enhancing the ability of the Company to attract, retain and reward individuals who can and do contribute to such success and to further align the interests of the Company's key personnel with its stockholders. Officers, key employees, directors and consultants of the Company and its subsidiaries are eligible to receive Awards under, and participate in, the Amended Incentive Plan. The number of officers, key employees, directors, and consultants eligible to participate in the Amended Incentive Plan is approximately 265.

ADMINISTRATION

    The Amended Incentive Plan is administered by the Board or a Committee (the entity administering the Amended Incentive Plan hereafter called the "Committee") appointed by the Board from among its members. The Committee, in its sole discretion, determines which individuals may participate in the Amended Incentive Plan and the type, extent and terms of the Awards to be granted. In addition, the Committee interprets the Amended Incentive Plan and makes all other determinations with respect to the administration of the Amended Incentive Plan.

AWARDS

    The Amended Incentive Plan allows for the discretionary grant of Options, Restricted Stock and other stock-based Awards. In addition, Board members who are not also employees of the Company ("Non-Employee Directors") are eligible to receive automatic grants of Options pursuant to the formula set forth below. The terms and conditions of Awards granted under the Amended Incentive Plan are set out from time to time in agreements between the Company and the individuals receiving such Awards.

    OPTIONS. The Committee may grant Options to any eligible person; provided, however, that only employees of the Company and its subsidiaries may receive ISOs. The exercise price of the Options will be determined by the Committee at the time of grant and will be set forth in a Stock Option Agreement between the Company and the participant; provided, however, that the exercise price of an ISO will not be less than the fair market value of the Common Stock on the date of grant and the exercise price of a NQSO will not be less than the par value of the Common Stock. Furthermore, the exercise price of an Option intended to qualify as "performance-based compensation" under Section 162(m) of the Code will have an exercise price no less than the fair market value of the Common Stock on the date of grant. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, all Options expire on the earlier of (i) ten years after grant, (ii) three months after (A) retirement, (B) termination of employment or service with the Company or a subsidiary due to complete and permanent disability, (C) any termination of employment or service with the written approval of the Committee, or (D) termination of employment or service by the Company without cause (each a "Normal Termination"), (iii) immediately upon termination of employment other than by Normal Termination or death,
(iv) twelve months after the death of the optionee while still employed or within three months of a Normal Termination, or (v) the expiration date set forth in the Stock Option Agreement. Unless otherwise set forth in the Stock Option Agreement, Options will vest and become exercisable only during the period of employment or service with the Company and its subsidiaries such that upon such termination of employment or service the unvested portion of any outstanding Option will expire. Options that have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by full payment of the Option exercise price and any applicable withholding. The Option exercise price may be paid in cash, by check and/or shares of Common Stock valued at the fair market value at the time of exercise or, in the discretion of the Committee, either (i) in other property having fair market value on the date of exercise equal to the Option exercise price, or
(ii) through a brokered exercise.

    RESTRICTED STOCK. The Committee may grant shares of Restricted Stock to eligible persons and may establish terms, conditions and restrictions applicable thereto.

    Subject to the restrictions on such Restricted Stock as set forth below, holders will generally have all the rights and privileges of a stockholder including the right to vote such Restricted Stock. Shares of Restricted Stock will be subject to restrictions on transferability set forth in the Award agreement and will be subject to forfeiture as set forth below. To the extent such shares are forfeited, the stock certificates shall be canceled, and all rights of the holder to such shares and as a shareholder will terminate.

    The restricted period for Restricted Stock will commence on the date of grant and will expire from time to time as to that part of the Restricted Stock Award indicated in a schedule established by the Committee and set forth in the respective Award Agreement. The Committee, in its sole discretion, may remove any or all restrictions on the Restricted Stock whenever it determines that such action is appropriate.

    The following forfeiture provisions will apply to Awards of Restricted Stock. In the event the recipient of such Award resigns or is discharged from employment or service with the Company or its subsidiary for cause, the non-vested portion of the Award will be completely forfeited. Upon the Normal Termination of the recipient of such Award, the non-vested portion of the Award will be prorated for service during the restricted period and paid as soon as practicable after termination. If the recipient of such an Award dies, the non-vested portion of the Award will be prorated for service during the restricted period and paid to the recipient's beneficiary as soon as practicable following death.

    Upon the expiration of the restricted period with respect to any shares of Restricted Stock, a stock certificate evidencing the shares of Common Stock will be delivered without charge to the participant, or his beneficiary, free of all restrictions under the Plan.

    AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS. Unless otherwise determined by the Committee, on the date any person first becomes a Non-Employee Director, such person shall be automatically granted an Option to purchase 5,000 shares of Common Stock. Additionally, unless otherwise determined by the Committee, for the remainder of the term of the Plan and provided he or she remains a Non-Employee Director of the Company, on the date of each of the Company's Annual Meeting of stockholders, each Non-Employee Director shall be automatically granted an Option to purchase 1,000 shares of Common Stock. All such Options granted to Non-Employee Directors are hereinafter referred to as Non-Employee Director Options.

    All Non-Employee Director Options have an exercise price per share equal to the Fair Market Value (as defined in the Plan) of a share of Common Stock on the date of grant. All Non-Employee Director Options will vest over a period of three years at the rate of one-third of the number of shares subject to such Option on each of the first three anniversaries of the date of grant. The term of each Non-Employee Director Option ("Term"), after which each such Option shall expire, will be ten years from the date of grant, unless such Option expires earlier as set forth below.

    If prior to the expiration of the Term the Non-Employee Director ceases to be a member of the Board for any reason other than his death, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is three months after the date of such cessation. If prior to the expiration of the Term of a Non-Employee Director Option a Non-Employee Director dies, the Non-Employee Director Option will expire on the earlier of the expiration of the Term or the date that is one year after the date of death. Non-Employee Director Options with vesting provisions will vest and become exercisable only during a Non-Employee Director's service with the Company. Therefore, in the event that a Non-Employee Director ceases to be a member of the Board for any reason, any unexpired Non-Employee Director Option will thereafter be exercisable until its expiration only to the extent that such Option was exercisable at the time of such cessation.

    Each Non-Employee Director Option will be evidenced by a Stock Option Agreement, which will contain such provisions as may be determined by the Committee. Unless otherwise designated by the Committee, Non-Employee Director Options will not be transferable except by will or the laws of descent and distribution and will be exercisable during the Non-Employee Director's lifetime only by him.

    OTHER STOCK AWARDS. The Committee may grant any other cash, stock or stock-related Awards to any eligible participant under the Amended Incentive Plan that the Committee deems appropriate, including, but not limited to, stock appreciation rights, limited stock appreciation rights, phantom stock Awards, the bargain purchase of Common Stock and Common Stock bonuses. Any such Award will have such terms and conditions as the Committee, in its sole discretion, so determines.

ADJUSTMENTS FOR RECAPITALIZATION, MERGER, ETC. OF THE COMPANY

    Awards granted under the Amended Incentive Plan and any agreements evidencing such Awards, the maximum number of shares of Common Stock subject to all such Awards under the Plan and the maximum number of shares of Common Stock with respect to which any one person may be granted Options or stock appreciation rights during any year may be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable
(i) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the Amended Incentive Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Amended Incentive Plan. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In addition, in certain merger situations or upon the sale of all or substantially all of the assets of the Company or the liquidation of the Company, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders the value of the Awards in cash.

EFFECT OF CHANGE IN CONTROL

    In the event of a Change in Control (as defined below), notwithstanding any vesting schedule provided for in the Amended Incentive Plan or by the Committee with respect to an Award of Options (including Non-Employee Director Options), such Options shall become immediately exercisable with respect to 100% of the shares subject to such Option, and the restricted period for Restricted Stock shall expire immediately with respect to 100% of the shares of Restricted Stock subject to restrictions.

    In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire. The Committee has full authority and discretion to interpret and implement such accelerated vesting.

    "Change in Control" will, unless the Board otherwise directs by resolution adopted prior thereto or, in the case of a particular Award, the applicable Award agreement states otherwise, be deemed to occur if (i) any "person" (as that term is used in Sections 13 and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, (ii) during any period of two consecutive years beginning on the date of the consummation of the Company's initial public offering of Common Stock, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company's then outstanding voting securities entitled to vote generally prior to said combination, own 50% or more of the resulting entity's outstanding voting securities will, by itself, be considered a Change in Control. As used herein, "Founder" means Alan M. Meckler and any of his affiliates.

SHARES SUBJECT TO THE AMENDED INCENTIVE PLAN

    As noted above, the Company has amended the Incentive Plan to reserve an additional 4,000,000 shares of Common Stock, subject to stockholder approval. The total number of shares of Common Stock reserved for issuance under the Amended Incentive Plan is 6,000,000. No more than 500,000 shares of Common Stock may be issued to any one person pursuant to awards of Options or stock appreciation rights during any one year.

MARKET VALUE

    The closing price of the Common Stock on Nasdaq on April 5, 2000 was $31.50 per share.

AMENDMENT AND TERMINATION

    The Board may at any time terminate the Amended Incentive Plan. With the express written consent of an individual participant (subject to any other allowable adjustments under the Amended Incentive Plan to outstanding Awards without the consent of any participant), the Board or the Committee may cancel or reduce or otherwise alter the outstanding Awards thereunder if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Amended Incentive Plan in whole or in part, subject to any limitations set forth in the Plan; provided, however, that the Committee may not, without stockholder approval, make any amendment to the Amended Incentive Plan that would increase the number of shares of Common Stock available thereunder, extend the maximum Option period, extend the termination date of the Amended Incentive Plan or change the class of persons eligible to receive Awards.

FEDERAL TAX CONSEQUENCES

    The following is a brief discussion of the Federal income tax consequences of transactions with respect to Options under the Amended Incentive Plan based on the Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe any state or local tax consequences.

    ISOS. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (1) upon the sale of such shares, any amount realized in excess of the Option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (2) no deduction will be allowed to the Company for Federal income tax purposes.

    If the Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally,
(1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the Option price paid for such shares and (2) the Company will be entitled to deduct such amount for Federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee upon the sale of the Common Stock will be taxed as short-term or long-term capital gain (or loss), depending on how long the shares have been held, and will not result in any deduction by the Company.

    If an ISO is exercised more than three months following termination of employment (subject to certain exceptions for disability or death), the exercise of the Option will generally be taxed as the exercise of a NQSO, as described below.

    For purposes of determining whether an optionee is subject to an alternative minimum tax liability, an optionee who exercises an ISO generally would be required to increase his or her alternative minimum taxable income, and compute the tax basis in the stock so acquired, in the same manner as if the optionee had exercised a NQSO. Each optionee is potentially subject to the alternative minimum tax. In substance, a taxpayer is required to pay the higher of his/her alternative minimum tax liability or his/her "regular" income tax liability. As a result, a taxpayer has to determine his/her potential liability under the alternative minimum tax.

    NQSOS. With respect to NQSOs: (1) no income is realized by the optionee at the time the Option is granted; (2) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the excess, if any, of the Fair Market Value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount, subject to applicable tax withholding requirements; and (3) at sale, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

SPECIAL RULES APPLICABLE TO CORPORATE INSIDERS

    As a result of the rules under Section 16(b) of the Exchange Act
("Section 16(b)"), and depending upon the particular exemption from the provisions of Section 16(b) utilized, officers and directors of the Company and persons owning more than 10% of the outstanding shares of stock of the Company ("Insiders") may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

NEW PLAN BENEFITS

    The following table sets forth the Options to be granted to the Non-Employee Directors under the automatic formula grant provision of the Amended Incentive Plan at the upcoming Annual Meeting.

NAME AND POSITION                                  DOLLAR VALUE   NUMBER OF SHARES
-----------------                                  ------------   ----------------
Non-Executive Director Group.....................      N/A             2,000

    Except for the automatic formula grant of Options to Non-Employee Directors, the grant of Awards under the Amended Incentive Plan is entirely within the discretion of the Committee. The Company cannot forecast the extent of Awards that will be granted in the future. Therefore, except for the automatic formula grants to Non-Employee Directors set forth above, the Company has omitted the tabular disclosure of the benefits or amounts allocated under the Amended Incentive Plan. Information with respect to compensation paid and other benefits, including Options and Restricted Stock, granted in respect of the 1999 fiscal year to the Named Executive Officers is set forth in the Summary Compensation Table.

RECOMMENDATION AND VOTE

    Approval of the Stock Incentive Plan amendment requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting, and entitled to vote thereon. Until such approval is obtained, the Amended Incentive Plan and any Option, Restricted Stock or Other Award granted thereunder shall not be effective. If the Amended Incentive Plan is not approved, the Incentive Plan will continue in operation and Awards may continue to be granted there under.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN.

                          ITEM 3. APPROVAL OF AUDITORS

    Arthur Andersen LLP, independent accountants, audited the financial statements of the Company for the fiscal year ended December 31, 1999. Such services consisted of the firm's audit of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

    Representatives of Arthur Andersen LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    Based upon the recommendation of the Audit Committee, and subject to approval by the stockholders, the Board of Directors has appointed Arthur Andersen LLP, independent accountants, as auditors of the Company for the fiscal year ending December 31, 2000. Approval by the stockholders of such appointment will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy and entitled to be cast.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                      OTHER ACTIONS AT THE ANNUAL MEETING

    The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

                          2001 STOCKHOLDERS' PROPOSALS

    To be considered for inclusion in the Company's proxy statement relating to the Annual Meeting of Stockholders to be held in 2001, stockholder proposals must be received by the Corporate Secretary of the Company no later than 120 days prior to April 12, 2001. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days before April 12, 2001. All stockholder proposals should be sent to the attention of Corporate Secretary, internet.com Corporation, 23 Old Kings Highway South, Darien, Connecticut 06820.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
             SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company's securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 1999 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that there were no late filings during the fiscal year ended December 31, 1999.

                             ADDITIONAL INFORMATION

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. Expenses incurred in connection therewith will be reimbursed by the Company. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

                            INTERNET.COM CORPORATION
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of internet.com Corporation held of record by the undersigned on March 17, 2000, at the Annual Meeting of Stockholders to be held on May 15, 2000, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

/X/ Please mark your vote as in this example.

The Board of Directors recommends a vote FOR proposals 1, 2 and 3.

1. ELECTION OF FIVE DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

Nominees: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach and William A. Shutzer

/ / FOR all nominees                 / / WITHHELD from all nominees

/ / FOR all nominees, except vote withheld from the following nominees:

_____________________________________      _____________________________________

_____________________________________      _____________________________________

2. APPROVAL OF AMENDMENT TO THE INTERNET.COM CORPORATION 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER BY 4,000,000
            / / FOR             / / AGAINST             / / ABSTAIN

3. APPROVAL OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000

            / / FOR             / / AGAINST             / / ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  / /

                                        Please sign name exactly as printed
                                        hereon. In signing as attorney,
                                        executor, administrator, guardian or
                                        trustee, please give title as such. For
                                        joint accounts, all co-owners should
                                        sign.

                                                           Signature(s)                           Date

                                                           -------------------------------------  -----------

                                                           -------------------------------------  -----------